EXHIBIT 10.15

                             ASSIGNMENT OF LICENSE

         THIS ASSIGNMENT OF LICENSE, made this 7th day of July, 2003, by and between UTEK CORPORATION, (hereinafter called "Assignor") and CIRCLE GROUP HOLDINGS, INC., (hereinafter called "Assignee") and THE BOARD OF TRUSTEES OF THE UNIVERSITY OF ILLINOIS, (hereinafter call "Licensor");

                                  WITNESSETH:
                                  -----------

         WHEREAS, on or about the 7th day of July, 2003, Assignor entered into a License Agreement with Licensor, a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference (hereinafter the "License"); and

         WHEREAS, Assignor desires to assign to Assignee all of its right, title, and interest as Licensee under the License, and Assignee desires to accept such assignment and assume all of the obligations under the License; and

         WHEREAS, Licensor desires to join in this Assignment of License for the purpose of giving their consent to this assignment.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration as set forth in a separate agreement between the Assignor and the Assignee. Assignor does hereby grant, convey, assign, transfer and set over unto the Assignee, his successors and assigns all of its right, title and interest in and to that certain License attached hereto as Exhibit "A" and incorporated herein by reference.

         TO HAVE AND TO HOLD the same unto the Assignee, its successors and assigns from this date, subject to the covenants, conditions and provisions therein also mentioned and subject to the following terms and conditions.

         1. The Assignor hereby covenants that the attached License (Exhibit "A") represents the entire agreement between the Assignor and the Licensor, and the said License is in full force and effect, and the said License has not been assigned, modified, supplemented or amended in any way.

         2. By execution of this Agreement, Assignee hereby represents it has read and understands all terms and conditions of the License and covenants that it accepts the foregoing assignment and transfer and agrees to pay all royalties and to faithfully perform all covenants, stipulations, agreements and obligations under the License accruing on or after the date of this Assignment.

         3. Notwithstanding anything in the License to the contrary, or anything in said Assignment to the contrary, if the License requires Licensor to give written notice to Assignee under the License, Licensor shall be required henceforth to give such written notice to the following address of Assignee;

                          Circle Group Holdings, Inc.
                               1011 Campus Drive
                           Mundelein, Illinois 60060
                         Telephone No.: (847) 549-6002

         4. Licensor consents to this Assignment and this Assignment shall be effective only after this Assignment is executed and acknowledged by Assignor, Assignee, and Licensor with two subscribing witnesses attesting to each signature, and with two fully executed originals of this instrument being delivered to and received by the Licensor.

         5. CIRCLE GROUP HOLDINGS, INC. acknowledges and understands that UTEK CORPORATION makes no representations and provide no assurances that the rights to the Technology and Intellectual Property contained in the License Agreement do not, and will not in the future, infringe or otherwise violate the rights of third parties.

         6. Except as otherwise expressly set forth in this Agreement. UTEK CORPORATION make no representations and extends no warranties of any kind, either express or implied, including but not limited to warranties of merchantability, fitness for a particular purpose, non-infringement and validity of the Intellectual Property.

         7. CIRCLE GROUP HOLDING, INC. will use its best efforts to ensure that the shares issued in consideration for this assignment will, at the requests of the Assignor and or Licensor, have the legends removed and be available for sale in the public market place, subject to the SEC Rule 144, after 12 months.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

Signed, sealed and delivered in
the presence of:                       As to Assignor
                                       UTEK CORPORATION
                                       a Delaware corporation

                                       /s/ Sam Reiber
/s/ Clifford Gross                     By: Sam Reiber
----------------------------------
[SIGNATURE]

/s/ Clifford Gross                     Its: Vice President
----------------------------------
[PRINTED NAME]
                                       Date: July 9, 2003
----------------------------------
[SIGNATURE]

----------------------------------
[PRINTED NAME]


                                       As to Assignee
                                       CIRCLE GROUP HOLDINGS, INC.
                                       an Illinois Corporation


/s/ Gregory J. Halpern                 By: Gregory J. Halpern
----------------------------------         -------------------------------------
[SIGNATURE]

/s/ Gregory J. Halpern                 Its: Chief Executive Officer
----------------------------------         -------------------------------------
[PRINTED NAME]
                                       Date: July 9, 2003
----------------------------------          ------------------------------------
[SIGNATURE]

----------------------------------
[PRINTED NAME]


                                       As to Licensor
                                       Board of Trustees of the University of
                                       Illinois


/s/ Stephen K. Rugg                    By: Stephen K. Rugg
----------------------------------         -------------------------------------
[SIGNATURE]

/s/ Stephen K. Rugg                    Its: Vice President for Administration
----------------------------------         -------------------------------------
[PRINTED NAME]

/s/ Michele M. Thompson                Date:
----------------------------------          ------------------------------------
[SIGNATURE]

/s/ Michele M. Thompson, Secretary
----------------------------------
[PRINTED NAME]

Approved as to form: MSR Rotundee

                                  EXHIBIT "A"


     License Agreement between UTEK Corporation and University of Illinois

                                  EXHIBIT "B"

     Consideration between UTEK Corporation and Circle Group Holdings, Inc.


Ten (10) U.S. Dollars and other consideration as provided in a separate agreement between the parties.